SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: October 10, 1997
--------------------------------
(Date of earliest event reported)


                     Structured Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                     33-96378-02                74-2440850
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(State or Other                 (Commission             (I.R.S. Employer
Jurisdiction of                 File Number)            Identification No.)
 Incorporation





200 Vesey Street, New York, N.Y.           10285
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(Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 526-7000



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Item 5. Other Events.

     Attached as an exhibit to this Current Report are certain materials ("Computational Materials") furnished to Structured Asset Securities Corporation (the "Registrant") by Lehman Brothers Inc. (the "Underwriter") in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-LL I (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 33-96378) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

        Item 601(a) of Regulation
             S-K Exhibit No.                         Description
             ---------------                         -----------

                   99                               Computational Materials

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES CORPORATION


                                   By: /s/Theodore P. Janulis
                                       -----------------------
                                      Name:   Theodore P. Janulis
                                      Title:  President

Date:  October 10 , 1997



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                                  Exhibit Index
                                  -------------



                     Item 601(a) of
                     Regulation 8-K
Format               Exhibit No.            Description               Page
------               -----------            -----------               ----

P                    99                     Computational Materials    5

                                                                       EXHIBIT 1

                                                         Computational Materials